IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

DIREXION SHARES ETF TRUST

Supplement dated November 18, 2009 to the Prospectuses dated October 1, 2008 (as last Supplemented on October 30, 2009) and April 1, 2009 (as last Supplemented on October 30, 2009)

Change in Investment Policy

Effective December 29, 2009, the principal investment policy of each exchange traded fund currently offered by the Trust (“Operational Funds”) will change as described below. In addition, on or about December 3, 2009, the Direxion Daily China Bull 3X Shares, Direxion Daily China Bear 3X Shares, Direxion Daily Latin America Bull 3X Shares and Direxion Daily Latin America Bear 3X Shares will commence operations in accordance with the principal investment policies described below.

The principal investment policy of each Fund with the word “Bull” in its name (each, a “Bull Fund”) under normal circumstances, will be to create long positions by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities that comprise the Bull Fund’s underlying index and/or futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts; short positions; repurchase agreements; reverse repurchase agreements; and other financial instruments (collectively, “Financial Instruments”) that, in combination, provide leveraged and unleveraged exposure to the Bull Fund’s underlying index. On a day-to-day basis, each Bull Fund may invest in short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements (“Money Market Instruments”).

The principal investment policy of each Fund with the word “Bear” in its name (each, a “Bear Fund”), under normal circumstances, will be to create short positions by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Financial Instruments that, in combination, provide leveraged and unleveraged exposure to the Bear Fund’s underlying index, and the remainder in Money Market Instruments.

Each Operational Fund is required to provide shareholders with 60-days advance notice of a change in principal investment policy. A Supplement dated October 30, 2009 served as the required notice for the Operational Funds.

Change In Exchange Trading Symbols

On page 53 of the prospectus, the Exchange trading symbols currently listed are changed as follows:

Direxion Daily China Bear 3X Shares	CZI
Direxion Daily Latin America Bull 3X Shares	LBJ
Direxion Daily Latin America Bear 3X Shares	LHB
Direxion Daily Real Estate Bull 3X Shares	DRN
Direxion Daily Real Estate Bear 3X Shares	DRV

Questions regarding these changes may be directed to the Trust at 866-476-7523.

Please retain this Supplement with the Prospectuses for future reference.

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